SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): July 27, 2007

                           PROVIDENT NEW YORK BANCORP
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                   0-25233                80-0091851
-----------------------------  ---------------------    ----------------
(State or Other Jurisdiction)  (Commission File No.)    (I.R.S. Employer
      of Incorporation)                                 Identification No.)


400 Rella Boulevard, Montebello, New York                     10901
-----------------------------------------                     -----
(Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code:  (845) 369-8040
                                                     --------------



                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 5.04         Temporary Suspension of Trading Under Registrant's Employee
                  Benefit Plans

         Provident New York Bancorp (the "Company") has decided to change the trustee and recordkeeper of the Provident Bank 401(k) Plan (the "Plan"), which will require a blackout period during which participants in the Plan will be temporarily unable to direct or diversify investments in their individual accounts, including accounts that hold common stock of the Company, or to obtain a loan or distribution from the Plan, or to change salary deferral amounts.

         On July 27, 2007, the Company sent a Notice of Blackout Period Memorandum to its directors and executive officers informing them that a blackout period is expected to be in effect beginning at 4:00 pm, Eastern Time, on Tuesday, August 27, 2007 and ending approximately the week of September 9, 2007. However, the blackout period may be extended due to events beyond our control that may arise as part of the transition, in which case notice will be given to participants, officers and directors as soon as reasonably practicable.

         The Memorandum was provided to the Company's directors and executive officers pursuant to the requirements of Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of the Securities and Exchange Commission's Regulation BTR. A copy of the Memorandum is attached as Exhibit 99.1 to this current Report on Form 8-K and incorporated by reference herein.

Item 9.01         Financial Statements and Exhibits

                  (d) Exhibits.

                      Exhibit No.      Description
                      -----------      -----------
                      99.1             Notice of Blackout Period dated
                                       July 27, 2007 to Directors and Executive
                                       Officers of Provident New York Bancorp




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                           PROVIDENT NEW YORK BANCORP



DATE: July 27, 2007            By: /s/ Daniel Rothstein
                                  --------------------------------------------
                                  Daniel Rothstein
                                  Executive Vice President